EXHIBIT 10.3
CONSENT AND ASSUMPTION AGREEMENT
          THIS CONSENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated to be effective as of December 31, 2008, by and between BOB EVANS FARMS, INC., an Ohio corporation (“Bob Evans”), successor by merger to BEF Holding Co., Inc., a Delaware corporation (the “Existing Borrower”), and JPMorgan Chase Bank, N.A. (“Bank”).
W I T N E S S E T H:
          WHEREAS, Existing Borrower has executed and delivered to Bank a Line of Credit Note dated September 30, 2008 in the aggregate principal amount of $30,000,000 (the “Note”), which Note is guaranteed by a Continuing Guaranty dated September 30, 2008 by Bob Evans Farms, Inc., a Delaware corporation, and by Continuing Guaranty dated September 30, 2008 by Mimi’s Café, LLC, a Delaware limited liability company (each a “Guaranty”, and collectively with the Note, the “Loan Documents”).
          WHEREAS, concurrently with the execution of this Agreement, Existing Borrower and certain of its subsidiaries, including Bob Evans, will undergo a reorganization whereby the Existing Borrower will be merged with and into its wholly-owned subsidiary, Bob Evans (the “Reorganization”);
          WHEREAS, Bob Evans has requested that Bank consent to the Reorganization and waive any default or event of default resulting from the Reorganization under the Loan Documents;
          WHEREAS, in connection with the Reorganization, Bob Evans, as successor to Existing Borrower, will become the “Borrower” under the Note and will assume all obligations thereunder;
          WHEREAS, Bob Evans wishes to acknowledge and confirm that the obligations, liabilities and indebtedness of the Existing Borrower under the Note continue in full force and effect, unimpaired and undischarged, as provided herein;
          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:
          1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Note.
          2. Bank hereby consents to the transactions contemplated by the Reorganization and waives any defaults or events of default which may have resulted from the Reorganization under the Loan Documents.
          3. Bob Evans, as successor by merger to the Existing Borrower, hereby acknowledges that (i) it has received and reviewed copies of the Loan Documents and shall assume and agree to perform all covenants, agreements, rights, obligations and liabilities of the

Existing Borrower under the Note from and after the date hereof, and (ii) all of its obligations, liabilities and indebtedness under the Note shall remain in full force and effect on a continuous basis after giving effect to the Reorganization and this Agreement.
          4. Bob Evans represents and warrants: (i) that the representations and warranties contained in the Note as they relate to Bob Evans, as the Borrower, are true and correct on the date hereof; (ii) that there are no defenses, offsets or counterclaims to the Note; and (iii) that there are no defaults by the Existing Borrower under the provisions of the Note.
          5. From and after the date hereof, all references in the Note to the defined term “Borrower” shall be deemed references to Bob Evans.
          6. This Agreement: (i) shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio; and (ii) embodies the entire agreement and understanding between Bob Evans and the Bank relating to its subject matter.
          7. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BOB EVANS FARMS, INC., an Ohio corporation
By:	/s/ Tod P. Spornhauer
	Name:	Tod P. Spornhauer
	Title:	Senior Vice President - Finance, Controller, Assistant Treasurer and Assistant Secretary

JPMORGAN CHASE BANK, N.A.
By:	/s/ Glen M. Bluemel
	Name:	Glen M. Bluemel
	Title:	Vice President

Signature Page to Consent and Assumption Agreement

REAFFIRMATION OF GUARANTY
     Bob Evans Farms, Inc., a Delaware corporation (“Guarantor”), hereby: (i) consents to the execution of the Consent and Assumption Agreement, dated December ___, 2008 (“Assumption Agreement”), by and between Bob Evans Farms, Inc., an Ohio corporation, and JPMorgan Chase Bank, N.A. (“Bank”), (ii) ratifies and reaffirms the Continuing Guaranty, dated September 30, 2008 (the “Guaranty”), made by Guarantor in favor of Bank, (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guaranty by reason of the Assumption Agreement; (iv) represents and warrants that there are no defenses, offsets or counterclaims to the Guaranty; and (v) represents and warrants that there are no defaults by the Guarantor under the provisions of the Guaranty.
     This Reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranty, it being expressly acknowledged and reaffirmed that Guarantor has under the Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

BOB EVANS FARMS, INC., a Delaware corporation
By:	/s/ Tod P. Spornhauer
	Name:	Tod P. Spornhauer
	Title:	Senior Vice President - Finance, Controller, Assistant Treasurer and Assistant Secretary

REAFFIRMATION OF GUARANTY
     Mimi’s Café, LLC, a Delaware limited liability company (“Guarantor”), hereby: (i) consents to the execution of the Consent and Assumption Agreement, dated December ___, 2008 (“Assumption Agreement”), by and between Bob Evans Farms, Inc., an Ohio corporation, and JPMorgan Chase Bank, N.A. (“Bank”), (ii) ratifies and reaffirms the Continuing Guaranty, dated September 30, 2008 (the “Guaranty”), made by Guarantor in favor of Bank, (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guaranty by reason of the Assumption Agreement; (iv) represents and warrants that there are no defenses, offsets or counterclaims to the Guaranty; and (v) represents and warrants that there are no defaults by the Guarantor under the provisions of the Guaranty.
     This Reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranty, it being expressly acknowledged and reaffirmed that Guarantor has under the Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

MIMI’S CAFÉ, LLC, a Delaware limited liability company
By:	/s/ Tod P. Spornhauer
	Name:	Tod P. Spornhauer
	Title:	Manager, Assistant Treasurer and Assistant Secretary